UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 19, 2007

New Century Financial Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	001-32314	56-2451736
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3121 Michelson Drive, 5th Floor, Irvine, California		92612
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(949) 517-0000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Resignation of Michael Tinsley as Chief Financial Officer

On December 19, 2007, Michael Tinsley tendered his resignation as the Chief Financial Officer of New Century Financial Corporation (the "Company"), effective as of December 28, 2007.

(c) Appointment of Jamie Lisac as Chief Financial Officer

On December 19, 2007, the Company’s board of directors appointed Jamie Lisac as the Company’s Chief Financial Officer, effective as of December 28, 2007. As previously disclosed, the Company has engaged AP Services LLC ("AP Services") pursuant to that certain agreement between the Company and AP Services, dated March 22, 2007, as amended by that certain letter agreement between the Company and AP Services, dated May 11, 2007 (the "Letter Agreement"). Pursuant to the Letter Agreement, the Company will compensate AP Services $565 per hour for Mr. Lisac’s services (including for his services as Chief Financial Officer). Mr. Lisac is independently compensated pursuant to arrangements between AP Services and its affiliate, AlixPartners LLP ("AlixPartners"), a financial advisory and consulting firm specializing in corporate restructuring. Mr. Lisac will not receive any compensation directly from the Company and will not participate in any of the Company’s employee benefit plans.

Mr. Lisac, age 36, is a Director of AlixPartners. Mr. Lisac has been a Director of AlixPartners since April 2006 and will remain a Director of AlixPartners while serving as the Company’s Chief Financial Officer. Prior to joining AlixPartners, Mr. Lisac was employed by Scouler Andrews, a boutique restructuring firm founded by former Senior Managing Directors of FTI Consulting, from February 2004 to March 2006. Previous to his position at Scouler Andrews, Mr. Lisac was employed by FTI Consulting from November 2000 to January 2004 where he served as a Director in their corporate restructuring practice. In his positions at Scouler Andrews and FTI Consulting, Mr. Lisac served in numerous interim finance roles. Prior to his career in restructuring, Mr. Lisac served as a Mergers and Acquisitions Analyst for FleetPride, a financial roll-up of privately-held heavy duty truck parts distributorships. Mr. Lisac earned his undergraduate degree from The University of Missouri and earned his Masters of Business Administration from Saint Louis University.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

New Century Financial Corporation

January 3, 2008	By:	/s/ Holly Etlin

Name: Holly Etlin
Title: President, Chief Executive Officer and Chief Restructuring Officer